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                                                                                                      EXHIBIT 3(i)

                                        ARTICLES OF INCORPORATION                        RECEIPT #:
                                           (PURSUANT TO NRS 78)
                                             STATE OF NEVADA
         FILED                                                                                       CONFORMED COPY
       IN THE OFFICE OF THE                  [SEAL - STATE OF NEVADA]
 SECRETARY OF STATE OF THE

      STATE OF NEVADA

               AUG 04 1995
                                                  STATE OF NEVADA

NO.    12925-95  (FOR FILING OFFICE USE)        SECRETARY OF STATE                               (FOR FILING OFFICE USE)
    ---------------------------------------
              S/DEAN HELLER

     DEAN HELLER SECRETARY OF STATE
-----------------------------------------------------------------------------------------------------------------------------------
                              IMPORTANT: READ INSTRUCTIONS ON REVERSE SIDE BEFORE COMPLETING THIS FORM.

DEAN HELLER, SECRETARY OF STATE           TYPE OR PRINT (BLACK INK ONLY)

1.  NAME OF CORPORATION:        IRONWOOD VENTURES
                        -----------------------------------------------------------------------------------------------------------

2.  RESIDENT AGENT: (DESIGNATED RESIDENT AGENT AND HIS STREET ADDRESS IN NEVADA WHERE PROCESS MAY BE SERVED)
                                                       --------------


    NAME OF RESIDENT AGENT:       ANTONIO CAMPOS
                           --------------------------------------------------------------------------------------------------------

    STREET ADDRESS: 8635 WEST SAHARA 468                    LAS VEGAS                                 89117
                  -----------------------------------------------------------------------------------------------------------------
                    STREET NO.                                CITY                                     ZIP

3.  SHARES: (NUMBER OF SHARES THE CORPORATION IS AUTHORIZED TO ISSUE)
    NUMBER OF SHARES WITH PAR VALUE:  7,500,000     PAR VALUE:  .01        NUMBER OF SHARES WITHOUT PAR VALUE:
                                     ---------------           ----------                                     ---------------------

4.  GOVERNING BOARD: SHALL BE STYLED AS (CHECK ONE):                  X       DIRECTORS                     TRUSTEES
                                                                   ---------                     ---------

    THE FIRST BOARD OF DIRECTORS SHALL CONSIST OF      MEMBERS AND THE NAMES AND ADDRESSES ARE AS FOLLOWS
                                                 -----
    (ATTACH ADDITIONAL PAGES IF NECESSARY)


    --------------------------------------      ----------------------------------------------------------------
    NAME                                        ADDRESS                                           CITY/STATE/ZIP

    --------------------------------------      ----------------------------------------------------------------
    NAME                                        ADDRESS                                           CITY/STATE/ZIP

5.  PURPOSE (OPTIONAL - SEE REVERSE SIDE): THE PURPOSE OF THE CORPORATION SHALL BE:

    -------------------------------------------------------------------------------------------------------------------------------

6. OTHER MATTERS: THIS FORM INCLUDES THE MINIMAL STATUTORY REQUIREMENTS TO INCORPORATE UNDER NRS 78. YOU MAY ATTACH ADDITIONAL
INFORMATION PURSUANT TO NRS 78.037 OR ANY OTHER INFORMATION YOU DEEM APPROPRIATE. IF ANY OF THE ADDITIONAL INFORMATION IS
CONTRADICTORY TO THIS FORM IT CANNOT BE FILED AND WILL BE RETURNED TO YOU FOR CORRECTION. NUMBER OF PAGES ATTACHED
                                                                                                                  ----------------.

7. SIGNATURES OF INCORPORATORS: THE NAMES AND ADDRESSES OF EACH OF THE INCORPORATORS SIGNING THE ARTICLES: (SIGNATURES MUST BE
NOTARIZED. (ATTACH ADDITIONAL PAGES IF THERE ARE MORE THAN TWO INCORPORATORS.)

         ANTONIO CAMPOS

    --------------------------------------      -----------------------------------------------------------------------------------
    NAME (PRINT)                       NAME (PRINT)


               8635 W. SAHARA       LAS VEGAS, NV 89117
    ----------------------------------------------------  -------------------------------------------------------------------------
    ADDRESS                         CITY/STATE/ZIP        ADDRESS                                 CITY/STATE/ZIP


         S/ANTONIO CAMPOS
    -------------------------------------------         ---------------------------------------------------------------------------
    SIGNATURE                                   SIGNATURE

    STATE OF       NEV.        COUNTY OF   CLARK                   STATE OF                             COUNTY OF
            ------------------          -------------------------          --------------------------            ------------------

    THIS INSTRUMENT WAS ACKNOWLEDGED BEFORE ME ON                 THIS INSTRUMENT WAS ACKNOWLEDGED BEFORE ME ON

    JUNE 8                         19   95   , BY                                                                   19        , BY
    ----------------------------------- -----      -----------------------------------------------------------------  --------

                  ANTONIO CAMPOS
    ---------------------------------------------------         -------------------------------------------------------------------
                  NAME OF PERSON                                        NAME OF PERSON

    AS                                                  AS
      ------------------------------------------------     ------------------------------------------------------------------------
              (TYPE OF AUTHORITY, E.G. PRESIDENT)                            (TYPE OF AUTHORITY, E.G. PRESIDENT)

    OF
          --------------------------------------------------       ----------------------------------------------------------------
           (NAME OF PARTY ON BEHALF OF WHOM INSTRUMENT WAS EXECUTED)    (NAME OF PARTY ON BEHALF OF WHOM INSTRUMENT WAS EXECUTED)
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                  S/CAROLYN BULLIS
     -----------------------------------------------              -----------------------------------------------------------------
                  NOTARY PUBLIC SIGNATURE                                              NOTARY PUBLIC SIGNATURE
                  NOTARY PUBLIC
                  STATE OF NEVADA
                  CLARK COUNTY

         MY APPOINTMENT EXPIRES SEPT. 2, 1997                                     (AFFIX NOTARY STAMP OR SEAL)

       CERTIFICATE OF ACCEPTANCE AS APPOINTMENT OF RESIDENT AGENT

       I,              ANTONIO R. CAMPOS            HEREBY ACCEPT APPOINTMENT AS RESIDENT AGENT FOR THE ABOVE NAMED CORPORATION.
         ------------------------------------------

                    S/ANTONIO R. CAMPOS                                                                                     6-8-95
       --------------------------------------------        ------------------------------------------------------------------------
                 SIGNATURE OF RESIDENT AGENT                                                                                  DATE
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       STATE OF NEVADA
      Secretary of State

I hereby certify that this is a
true and complete copy of
the document as filed
in this office.


      AUG 04 '95

    s/Dean Heller
     DEAN HELLER
  Secretary of State

 By s/Deborah Jennings